Exhibit 99.1

FOR IMMEDIATE RELEASE

Air Wisconsin Announces Strategic Shift Toward Essential Air Service and Charter Operations

Appleton, WI, January 10, 2025 — Air Wisconsin Airlines LLC (“Air Wisconsin”), a regional air carrier and an indirect wholly owned subsidiary of Harbor Diversified, Inc. (OTCMKTS: HRBR) (the “Company”), today announced a strategic realignment to focus on Essential Air Service Program (“EAS”) markets, expand its charter operations, and transition its relationship with American Airlines, Inc. (“American Airlines”) to a codeshare and interline relationship.

As part of this strategic shift, Air Wisconsin’s capacity purchase agreement with American Airlines will conclude in April 2025. The two airlines are transitioning to a codeshare and interline relationship, enabling Air Wisconsin to focus on federally subsidized EAS routes that deliver vital air connectivity to rural and underserved communities. These routes provide critical transportation links for communities that might otherwise lack access to air travel.

Air Wisconsin’s fleet of sixty 50-seat CRJ-200 aircraft is well-suited to serve EAS markets, where smaller, efficient aircraft are in high demand. The fleet provides the right capacity and operational flexibility to meet the unique needs of these markets.

Additionally, Air Wisconsin has further diversified its operations with a recent focus on the charter market. Demand for its CRJ-200 aircraft has grown significantly, particularly among NCAA collegiate sports teams. The realignment of major athletic conferences has increased travel distances for teams, both during their regular season and post-season tournaments. Air Wisconsin’s fleet is well-equipped to meet the needs of most collegiate teams and other private and group charter customers seeking tailored travel solutions.

Having recently retired all the remaining debt on its aircraft, Air Wisconsin embarks on this new direction with enhanced financial flexibility.

“This strategic shift underscores our adaptability and commitment to delivering reliable, customized air travel solutions where they are most needed,” said Robert Binns, President & CEO of Air Wisconsin. “As we diversify into EAS and grow our charter operations, we remain committed to delivering safe, efficient, and quality service to every community and customer we serve.”

About Air Wisconsin Airlines

Air Wisconsin Airlines has been a key player in regional aviation since 1965, operating a fleet of sixty CRJ-200 aircraft.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. Management bases these forward-looking statements on its current expectations, plans and assumptions that it has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although management believes these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company’s business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results. These forward-looking statements include, but are not limited to, statements concerning the following: the Company’s ability to successfully transition its operations to support EAS markets, charter operations, and transition its relationship with American Airlines to a codeshare and interline relationship; the timing and expectations regarding termination of the wind-down period under the American Airlines capacity purchase agreement; the Company’s ability to be selected as the carrier servicing EAS routes and its suitability for operating EAS routes; the Company’s plans for and ability to grow its operations within the charter sector; and the Company’s assessment of market demands and its ability to deliver solutions that meet such demands. These forward-looking statements are subject to and involve numerous risks, uncertainties and assumptions, including those discussed under the caption “Risk Factors” in the Company’s filings with the U.S. Securities and Exchange Commission, as may be updated from time to time in subsequent filings, and you should not place undue reliance on these statements. These cautionary statements are made only as of the date of this press release. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.